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                  CONSENT OF INDEPENDENT PETROLEUM ENGINEER
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        We consent to the use in this Registration Statement of Belden & Blake
Corporation on Form S-3 of our reserve report as of December 31, 1994 and to the references made to us in the Prospectus contained in this Registration Statement including the reference to us under the caption "Experts" in the Prospectus.


                                        JOHN G. REDIC, INC.

                                        By: John G. Redic, President
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                                        Date:   6/8/95
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